                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                     Capital World Growth and Income Fund, Inc.(R)

                                   Prospectus



                                FEBRUARY 1, 1997

CAPITAL WORLD GROWTH AND INCOME FUND
333 South Hope Street
Los Angeles, CA 90071
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   TABLE OF CONTENTS

Expenses                                                                  3
Financial Highlights                                                      4
Investment Policies and Risks                                             5
Securities and Investment Techniques                                      6
Multiple Portfolio Counselor System                                       9
Investment Results                                                       10
Dividends, Distributions and Taxes                                       11
Fund Organization and Management                                         12
Shareholder Services                                                     15

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The fund's investment objective is to seek long-term capital growth while providing current income. The fund invests, on a global basis, in a diversified portfolio of common stocks and other equity-type securities, bonds, and money market instruments that are denominated in U.S. dollars or other currencies.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


33-010-0297

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              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's earned income.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)  5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets for the fiscal year ended November 30,
1996)
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Management fees                0.45%
12b-1 expenses                 0.22%/1/
Other expenses                 0.18%
Total fund operating expenses  0.85%

/1/ 12b-1 expenses may not exceed 0.30% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year        $ 66
Three years     $ 83
Five years      $102
Ten years       $156

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

                                       3

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse llp, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

PER-SHARE DATA AND RATIOS

                             YEAR ENDED NOVEMBER 30
                       -------------------------------------
                        1996       1995    1994    1993/1/
------------------------------------------------------------
Net asset value,
beginning of period    $20.22     $17.81  $17.00     $15.08
------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                    .70        .61     .52        .29

Net realized and
unrealized gain
on investments           3.91       2.72     .75       1.86

Total income
from investment
operations               4.61       3.33    1.27       2.15
------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment
income                   (.72)/2/   (.63)   (.46)      (.23)

Distributions from
net realized gains       (.34)      (.29)     --         --

Total distributions     (1.06)      (.92)   (.46)      (.23)

Net asset value,
end of period          $23.77     $20.22  $17.81     $17.00
------------------------------------------------------------
Total return/3/        23.67%     19.41%   7.51%  14.39%/4/
------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (in millions)   $5,139     $3,611  $2,784  $   1,521

Ratio of expenses to
average net assets       .85%       .88%    .87%    .62%/4/

Ratio of net income
to average net assets   3.28%      3.24%   3.11%   2.01%/4/

Average
commissions paid/5/      .25c      1.94c   1.24c      1.31c

Portfolio turnover
rate                   30.18%     25.50%  18.66%   2.71%/4/
------------------------------------------------------------

/1/ The period ended November 30, 1993 represents the initial period of operations which began March 26, 1993.
/2/ Includes 1.5 cents realized non-U.S. currency gains treated as ordinary income for federal income tax purposes.
/3/ Calculated without deducting a sales change. The maximum sales charge is
    5.75% of the fund's offering price.
/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.
/5/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

                                       4

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              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund has the investment objective of seeking long-term capital growth while providing current income. The fund invests, on a global basis, in a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds), bonds (and other fixed-income securities), and money market instruments that are denominated in U.S. dollars or other currencies.

   The fund's investment adviser, Capital Research and Management Company, determines the relative mix of equity-type securities, fixed-income securities and money market instruments for the fund's portfolio as well as the countries and currencies in which the fund invests. It will do so based on its view of long-term economic and market trends, taking the relative risks and opportunities into account. Capital Research and Management Company does not intend to make frequent shifts among equity-type securities, fixed-income securities and money market instruments. Under normal market conditions, Capital Research and Management Company expects that the fund will invest principally in equity-type securities and that no more than 40% of its assets will be invested in securities of issuers domiciled in any one country. While the fund, under normal conditions, will invest principally in equity securities, the fund also expects to invest in fixed-income securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Services, Inc. or determined to be of equivalent quality by Capital Research and Management Company) on a regular basis in pursuit of its investment objective. In addition, the fund may also hold cash or cash equivalents. For temporary defensive purposes the fund may invest substantially in fixed-income securities and/or money market instruments of issuers based around the world. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase

                                       5

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company; however, the fund does not currently intend to invest more than 5% of its net assets in bonds rated Ba and BB or below or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

While the fund may purchase debt obligations of corporations and financial institutions domiciled around the world, it currently anticipates that most of its intermediate- or long-term investments outside the U.S. principally will be in governmental or quasi-governmental issues.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research

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              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The fund does not intend to emphasize any particular country or region in making its investments. Under normal market conditions, the fund will invest in securities of issuers determined by Capital Research and Management Company to be domiciled in at least three countries, with no more than 40% of its assets invested in issuers domiciled in any one country. (In determining the domicile of an issuer, Capital Research and Management Company takes into account such factors as where the company is legally organized, or maintains principal corporate offices, or conducts its principal operations.) For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S. dollars include American Depositary Receipts and European Depositary Receipts. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

   U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 15% of its total assets in illiquid securities.
                                       7

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


                                                         YEARS OF EXPERIENCE
                                                                 AS
                                                             INVESTMENT
                                                            PROFESSIONAL
                                                            (APPROXIMATE)
                                                        ---------------------
                                           YEARS OF
                                          EXPERIENCE
                                         AS PORTFOLIO   WITH CAPITAL
                                          COUNSELOR     RESEARCH AND
PORTFOLIO COUNSELORS                         FOR         MANAGEMENT
 FOR CAPITAL WORLD                      CAPITAL WORLD    COMPANY OR
     GROWTH AND                             GROWTH          ITS       TOTAL
INCOME FUND,  INC.    PRIMARY TITLE(S) AND INCOME FUND   AFFILIATES   YEARS
                                             INC.
-----------------------------------------------------------------------------
THIERRY               Chairman of the  4 years (since    34          34 years
VANDEVENTER           Board of the     the fund began   years
                      fund. Chairman   operations)
                      of the Board,
                      Capital
                      Research
                      Company**
-------------------------------------------------------------------------------
STEPHEN E.            Senior Vice      4 years (since    24          31 years
BEPLER                President        the fund began   years
                      of the fund.     operations)
                      Senior
                      Vice President
                      and Director,
                      Capital
                      Research
                      Company*
-------------------------------------------------------------------------------
MARK E.               Vice President   4 years (since    15          15 years
DENNING               of the fund.     the fund began   years
                      Senior Vice      operations)
                      President and
                      Director,
                      Capital
                      Research
                      Company*
-------------------------------------------------------------------------------
JANET A.              Vice President   4 years (since    15          21 years
MCKINLEY              of the fund.     the fund began   years
                      Senior Vice      operations)
                      President,
                      Capital
                      Research
                      Company*
-------------------------------------------------------------------------------
WILLIAM R.            Senior Vice      4 years (since    27          34 years
GRIMSLEY              President and    the fund began   years
                      Director,        operations)
                      Capital
                      Research and
                      Management
                      Company
-------------------------------------------------------------------------------

  The fund began operations on March 26, 1993.
* Company affiliated with Capital Research and Management Company.

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

- TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)

AVERAGE
ANNUAL         THE FUND
TOTAL           AT NET       THE FUND AT MAXIMUM    MSCI
RETURNS:     ASSET VALUE/1/   SALES CHARGE/1/,/2/  WORLD/3/
--------------------------------------------------------------------------------
One year        21.55%             14.53%          14.00%
 ................................................................................
Lifetime/4/     17.32%             15.49%          14.64%

--------------------------------------------------------------------------------
Yield/1/,/2/: 2.47%
Distribution Rate/2/: 2.78%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Morgan Stanley Capital International World Index measures 22 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The fund began investment operations March 26, 1993.

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times a year (usually in March, June, September and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1992. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.60% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the preceding 12 months and accrued while the plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                              [MAP APPEARS HERE]


                   CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                            (8 A.M. TO 8 P.M. ET):
                                 800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax: 714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax: 210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax: 317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax: 804/670-4773

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS. IF YOU ARE INVESTING THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS
ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

- Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

- Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
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- Cross-Reinvestment

  You may invest your dividend and capital gain distributions into any other fund in The American Funds Group.

- Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

- Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $1,000
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                     SALES CHARGE AS A
                                       PERCENTAGE OF
                                     -----------------
                                                           DEALER
                                                 NET     CONCESSION AS
                                     OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                             PRICE   INVESTED     PRICE
Less than $50,000                      5.75%     6.10%     5.00%

$50,000 but less than $100,000         4.50%     4.71%     3.75%

$100,000 but less than $250,000        3.50%     3.63%     2.75%

$250,000 but less than $500,000        2.50%     2.56%     2.00%

$500,000 but less than $1 million      2.00%     2.04%     1.60%

$1 million or more and certain
other investments described below   see below  see below  see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans with $100 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------

ADDITIONAL DEALER COMPENSATION

   In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

- Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

- Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

- Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------

- Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
              CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

--------------------------------------------------------------------------------
               CAPITAL WORLD GROWTH AND INCOME FUND / PROSPECTUS
--------------------------------------------------------------------------------

FOR SHAREHOLDER         FOR DEALER                FOR 24-HOUR
SERVICES                SERVICES                  INFORMATION

American Funds          American Funds            American
Service Company         Distributors              FundsLine(R)
800/421-0180 ext. 1     800/421-9900 ext. 11      800/325-3590


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 --------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL               STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS           INFORMATION (SAI)


 Includes financial               Contains more detailed
 statements, detailed             information on all aspects of
 performance information,         the fund, including the
 portfolio holdings, a            fund's financial statements.
 statement from portfolio
 management and the
 independent accountants'
 report.

 CODE OF ETHICS                   A current SAI has been filed
                                  with the Securities and
 Includes a description of the    Exchange Commission and is
 fund's personal investing        incorporated by reference (is
 policy.                          legally part of the
                                  prospectus).



 To request a free copy of any of the documents above:

 Call American Funds     or       Write to the Secretary of the
 Service Company                  fund 333 South Hope Street
 800/421-0180 ext. 1              Los Angeles, CA 90071


                                                             [RECYCLE LOGO]

This prospectus has been printed on recycled paper.

                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                  Part B
                   Statement of Additional Information
                            FEBRUARY 1,  1997

     This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Growth and Income Fund, Inc. (the fund) dated February 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

     Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS

Item                                                              Page No.

Description of Certain Securities and Investment Techniques       1
Investment Restrictions                                           4
Fund Directors and Officers                                       7
Management                                                        11
Dividends, Distributions and Federal Taxes                        13
Purchase of Shares                                                16
Redeeming Shares                                                  26
Shareholder Account Services and Privileges                       18
Execution of Portfolio Transactions                               19
General Information                                               20
Investment Results                                                21
Description of Ratings for Debt Securities                        23
Financial Statements                                               Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

INVESTMENT POLICIES -- The fund may invest up to 10% of its assets in debt securities which are rated below the top three quality categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or securities that are determined equivalent by the fund's investment adviser, Capital Research and Management Company (the "Investment Adviser") including bonds rated BBB and Baa or below ("junk" bonds or "high-yield, high-risk" bonds). (See "Description of Ratings for Debt Securities" below.)

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

    SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond is likely to decrease in a rising interest rate market, as is generally true with all bonds.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, certain bonds or notes may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the fund. Neither event requires the elimination of such obligations from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligations in its portfolio. If, however, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller
to repurchase the security at a specified time and price.    The seller must
maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital
Research and Management Company.   If the seller under the repurchase agreement
defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited. For purposes of Investment Restriction number five, under "Investment Restrictions" below, repurchase agreements maturing in excess of seven days are considered not readily marketable. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in repurchase agreements.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

U.S. GOVERNMENT SECURITIES -- From time to time, the fund may invest in U.S. government securities. Securities guaranteed by the U.S. government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer and others are supported only by the credit of the issuing government agency or instrumentality.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include: (1) commercial paper ( notes issued by corporations or governmental bodies); (2) certificates of deposit and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), ,
(3) savings association and bank obligations (4) securities of the U.S. Government, its agencies or instrumentalities, and (5) corporate bonds and notes.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (I) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6.   Invest in companies for the purpose of exercising control or management;

7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

8. Issue senior securities, except as permitted under the Investment Company Act of 1940;

9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

10. Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options);

The fund does not currently intend (at least for the next 12 months) to loan portfolio securities or invest in securities or other instruments backed by real estate.

NON-FUNDAMENTAL POLICIES -- The following policies may be changed by action of the Board of Directors without shareholder approval.

1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4. The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if those officers and Directors of the fund, its Investment Adviser or principal underwriter who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

6. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

7. Although the fund has no current intention of investing in securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company.
(To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.) Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

8. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities).

9. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5%.


                          FUND DIRECTORS AND OFFICERS
                     DIRECTORS AND DIRECTOR COMPENSATION
           (with their principal occupations during the past five years)#

NAME, ADDRESS         POSITION         PRINCIPAL            AGGREGATE           TOTAL                   TOTAL
AND AGE               WITH             OCCUPATION(S)        COMPENSATION        COMPENSATION            NUMBER
                      REGISTRANT       DURING PAST 5        (INCLUDING          (INCLUDING              OF FUND
                                       YEARS                VOLUNTARILY         VOLUNTARILY             BOARDS
                                       (POSITIONS           DEFERRED            DEFERRED                ON WHICH
                                       WITHIN THE           COMPENSATION/1/)    COMPENSATION/1/)        DIRECTOR
                                       ORGANIZATIONS        FROM THE FUND       FROM ALL FUNDS          SERVES
                                       LISTED MAY           DURING THE FISCAL   MANAGED BY
                                       HAVE CHANGED         YEAR ENDED          CAPITAL RESEARCH
                                       DURING THIS          11/30/96            AND
                                       PERIOD)                                  MANAGEMENT
                                                                                COMPANY/2/

++H. Frederick        Director         Private              $11,900/4/          $149,900                18
Christie                               Investor;
P.O. Box 144                           former
Palos Verdes                           President and
Estates, CA                            Chief
90274                                  Executive
Age: 63                                Officer, The
                                       Mission Group
                                       (non-utility
                                       holding
                                       company,
                                       subsidiary of
                                       Southern
                                       California
                                       Edison
                                       Company);
                                       former
                                       President,
                                       Southern
                                       California
                                       Edison Company.

+Paul G.              President        Executive Vice       None/3/             None/3/                 14
Haaga, Jr.            and              President and
333 South Hope        Director         Director,
Street                                 Capital
Los Angeles,                           Research and
CA  90071                              Management
Age: 48                                Company.

Mary Myers            Director         President and        $11,100/4/          $75,500                 4
Kauppila                               Founder,
One Winthrop                           Energy
Square                                 Investment,
Boston, MA                             Inc.
02110-1097
Age: 42

Gail L. Neale         Director         President,           $11,100/4/          $51,400                 4
The Lovejoy                            The Lovejoy
Consulting                             Consulting
Group, Inc.                            Group, Inc.;
154 Prospect                           Special
Parkway                                Adviser,
Burlington, VT                         Salzburg
05401                                  Seminar;
Age: 61                                former
                                       Executive
                                       Vice
                                       President,
                                       Salzburg
                                       Seminar;
                                       former
                                       Director of
                                       Development
                                       and the
                                       Capital
                                       Campaign,
                                       Hampshire College;
                                       former Special Advisor,
                                       The Commonwealth Fund
                                       and Mount Holyoke
                                       College.

Robert J.             Director         Chichele             $11,100             $32,700                 3
O'Neill                                Professor of
St. Mary's                             the History
Close                                  of War and
27 Church                              Fellow of All
Green                                  Souls
Whitney, OXON,                         College,
U.K.                                   University of
Age: 60                                Oxford.

Donald E.             Director         Retired;             $10,400/4/          $58,150                 4
Petersen                               former
255 East Brown                         Chairman of
Birmingham, MI                         the board and
48009                                  Chief
Age: 70                                Executive
                                       Officer, Ford
                                       Motor
                                       Company.

Frank Stanton         Director         President            $12,400             $27,000                 2
25 West 52nd                           Emeritus, CBS
Street                                 Inc.;
New York, NY                           Chairman
10019                                  Emeritus, The
Age: 88                                American Red
                                       Cross.

+Thierry              Chairman         Chairman of          None/3/             None/3/                 2
Vandeventer           of the           the Board,
3 Place des           Board and        Capital
Bergues               Principal        Research
1201 Geneva,          Executive        Company.
Switzerland           Officer
Age: 61

Charles Wolf,         Director         Dean, The            $11,900             $52,200                 4
Jr.                                    RAND Graduate
1700 Main                              School;
Street                                 Director,
Santa Monica,                          International
CA 90406                               Economic
Age: 72                                Studies, The
                                       RAND
                                       Corporation.




 + Directors who are considered "interested" persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ May be deemed an "interested person" of the fund within the meaning of the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

/3/ Paul G. Haaga, Jr. and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the fund.

/4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($21,656); Mary Myers Kauppila ($47,968); Gail
L. Neale ($40,008); Donald E. Petersen ($39,063). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

                                  OFFICERS/#/

  THIERRY VANDEVENTER, Chairman of the Board  (see above).

  PAUL G. HAAGA, JR., President (see above).

* LARRY P. CLEMMENSEN, Senior Vice President .
 Senior Vice President and Director, Capital Research and Management Company. President, The Capital Group Companies, Inc.

**  STEPHEN E. BEPLER, Senior Vice President.
 Senior Vice President and Director, Capital Research Company.

**** MARK E. DENNING, Vice President.
  Senior Vice President and Director, Capital Research Company.

** JANET A. MCKINLEY , Vice President.
  Senior Vice President, Capital Research Company.

* VINCENT P. CORTI, Secretary.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

*** R. MARCIA GOULD, Treasurer
  Vice President - Fund Business Management Group, Capital Research and Management Company. Former Senior Tax Manager, Price Waterhouse LLP.

__________________________________

# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 630 Fifth Avenue, New York, NY  10111.

*** Address is 135 South State College Boulevard, Brea, CA  92821.

**** Address is 25 Bedford Street, London, England.

All of the officers listed are also officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $9,000 per annum, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of December 31, 1996 the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information on more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, dated February 1, 1993, will continue in effect until October 31, 1997, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides suitable office space, necessary small office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser.

The Investment Adviser agrees that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess. The management fee is based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

During the fiscal years ended November 30, 1996, 1995 and 1994, the Investment Adviser's total fee amounted to $19,343,000, $14,847,000, and $11,438,000 respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act . The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended November 30, 1996 amounted to $4,496,000 after allowance of $22,759,000 to dealers. During the fiscal years ended November 30, 1995 and 1994, the Principal Underwriter received $2,990,000 and $6,306,000 respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund is committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended November 30, 1996, the fund paid $9,567,000 under the Plan.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of forward currency contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

The amount of any realized gain or loss on closing out forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Under the Code, if within 90 days after fund shares are purchased, such shares are exchanged for the shares of any other fund in The American Funds Group and the otherwise applicable sales charge is waived, then the amount of the sales charge previously incurred in purchasing fund shares shall not be taken into account for purposes of determining the amount of any gain or loss on the exchange, but will be treated as having been incurred in the purchase of the fund shares acquired in the exchange.

Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

The fund's dividends will be based on its income for federal tax purposes. Because some gains and losses from currency fluctuation are deemed to be income or loss for federal tax purposes, the fund's dividends may be more or less than interest and dividends earned by the fund.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are therefore taxable in the current calendar year even if the fund pays the dividend after December 31 but during January of the following year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35% ( However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.


                             PURCHASE OF SHARES

METHOD                  INITIAL INVESTMENT                     ADDITIONAL INVESTMENTS

                        See "Investment Minimums and Fund      $50 minimum (except where a lower
                        Numbers" for initial                   minimum is noted under "Investment
                        investment minimums.                   Minimums and Fund Numbers").

By contacting           Visit any investment dealer who        Mail directly to your investment
your investment         is registered in the state where       dealer's address printed on your
dealer                  the purchase is made and who has       account statement.
                        a sales agreement with American
                        Funds Distributors.

By mail                 Make your check payable to the         Fill out the account additions form
                        fund and mail to the address           at the bottom of a recent account
                        indicated on the account               statement, make your check payable to
                        application.  Please indicate an       the fund, write your account number
                        investment dealer on the account       on your check, and mail the check and
                        application.                           form in the envelope provided with
                                                               your account statement.

By telephone            Please contact your investment         Complete the "Investments by Phone"
                        dealer to open account, then           section on the account application or
                        follow the procedures for              American FundsLink Authorization
                        additional investments.                Form.
                                                               Once you establish the privilege,
                                                               you, your financial advisor or any
                                                               person with your account information
                                                               can call American FundsLine(r) and make
                                                               investments by telephone (subject to
                                                               conditions noted in "Shareholder
                                                               Account Services and Privileges -
                                                               Telephone Redemptions and
                                                               Exchanges" below).

By wire                 Call 800/421-0180 to obtain            Your bank should wire your additional
                        your account number(s), if             investments in the same manner as
                        necessary.  Please indicate an         described under "Initial Investment."
                        investment dealer on the
                        account.  Instruct your bank to
                        wire funds to:
                        Wells Fargo Bank
                        155 Fifth Street
                        Sixth Floor
                        San Francisco, CA 94106
                        (ABA #121000248)
                        For credit to the account of:
                        American Funds Service
                        Company
                        a/c #4600-076178
                        (fund name)
                        (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

                                          MINIMUM                 FUND
FUND                                         INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                        02
                                             $1,000

American Balanced Fund(r)                                            11
                                             500

American Mutual Fund(r)                                              03
                                             250

Capital Income Builder(r)                                            12
                                             1,000

Capital World Growth and Income Fund(sm)                             33
                                             1,000

EuroPacific Growth Fund(r)                                           16
                                             250

Fundamental Investors(sm)                                            10
                                             250

The Growth Fund of America(r)                                        05
                                             1,000

The Income Fund of America(r)                                        06
                                             1,000

The Investment Company of America(r)                                 04
                                             250

The New Economy Fund(r)                                              14
                                             1,000

New Perspective Fund(r)                                              07
                                             250

SMALLCAP World Fund(r)                                               35
                                             1,000

Washington Mutual Investors Fund(sm)                                 01
                                             250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                            40
                                             1,000

American High-Income Trust(sm)                                       21
                                             1,000

The Bond Fund of America(sm)                                         08
                                             1,000

Capital World Bond Fund(r)                                           31
                                             1,000

Intermediate Bond Fund of America(sm)                                23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                            43
                                             1,000

The Tax-Exempt Bond Fund of America(r)                               19
                                             1,000

The Tax-Exempt Fund of California(r)*                                20
                                             1,000

The Tax-Exempt Fund of Maryland(r)*                                  24
                                             1,000

The Tax-Exempt Fund of Virginia(r)*                                  25
                                             1,000

U.S. Government Securities Fund(sm)                                  22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                              09
                                             2,500

The Tax-Exempt Money Fund of America(sm)                             39
                                             2,500

The U.S. Treasury Money Fund of America(sm)                            49
                                             2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

                                 SALES CHARGE AS                   DEALER
AMOUNT OF PURCHASE               PERCENTAGE OF THE:                CONCESSION
AT THE OFFERING PRICE                                              AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                 6.10%            5.75%            5.00%

$50,000 but less than $100,000
                                 4.71             4.50             3.75

BOND FUNDS

Less than $25,000
                                 4.99             4.75             4.00

$25,000 but less than $50,000
                                 4.71             4.50             3.75

$50,000 but less than $100,000
                                 4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                 3.63             3.50             2.75

$250,000 but less than $500,000
                                 2.56             2.50             2.00

$500,000 but less than $1,000,000
                                 2.04             2.00             1.60

$1,000,000 or more                                                 (see below)
                                 none             none


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Portfolio securities, including ADRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last reported sale price in the over-the-counter market prior to the time of valuation or, lacking any sales, at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors. U.S. Treasury bills and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean or representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in various non-U.S. markets on days which are not business days in New York and on which the fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or though an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.


                              REDEEMING SHARES

By writing to American Funds      Send a letter of instruction specifying the name of
Service Company (at the           the fund, the number of shares or dollar amount to be
appropriate address               sold, your name and account number.  You should also
indicated under "Fund             enclose any share certificates you wish to redeem.
Organization and Management       For redemptions over $50,000 and for certain
- Principal Underwriter and       redemptions of $50,000 or less (see below), your
Transfer Agent" in the            signature must be guaranteed by a bank, savings
prospectus)                       association, credit union, or member firm of a
                                  domestic stock exchange or the National Association of
                                  Securities Dealers, Inc. that is an eligible guarantor
                                  institution.  You should verify with the institution
                                  that it is an eligible guarantor prior to signing.
                                  Additional documentation may be required for
                                  redemption of shares held in corporate, partnership or
                                  fiduciary accounts.  Notarization by a Notary Public
                                  is not an acceptable signature guarantee.

By contacting your                If you redeem shares through your investment dealer,
investment dealer                 you may be charged for this service.  SHARES HELD FOR
                                  YOU IN YOUR INVESTMENT DEALER'S STREET NAME MUST BE
                                  REDEEMED THROUGH THE DEALER.

You may have a redemption         You may use this option, provided the account is
check sent to you by using        registered in the name of an individual(s), a
American FundsLine(r) or by       UGMA/UTMA custodian, or a non-retirement plan trust.
telephoning, faxing, or           These redemptions may not exceed $10,000 per day, per
telegraphing American Funds       fund account and the check must be made payable to the
Service Company (subject to       shareholder(s) of record and be sent to the address of
the conditions noted in this      record provided the address has been used with the
section and in "Telephone         account for at least 10 days.  See "Fund Organization
Purchases, Sales and              and Management - Principal Underwriter and Transfer
Exchanges" in the                 Agent" in the prospectus and "Exchange Privilege"
prospectus)                       below for the appropriate telephone or fax number.

In the case of the money          Upon request (use the account application for the
market funds, you may have        money market funds) you may establish telephone
redemptions wired to your         redemption privileges (which will enable you to have a
bank by telephoning American      redemption sent to your bank account) and/or check
Funds Service Company             writing privileges.  If you request check writing
($1,000 or more) or by            privileges, you will be provided with checks that you
writing a check ($250 or          may use to draw against your account.  These checks
more)                             may be made payable to anyone you designate and must
                                  be signed by the authorized number of registered
                                  shareholders exactly as indicated on your checking
                                  account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemtion provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

As of the end of the fund's most recent fiscal year, amounts held in certain equity and debt securities of some of its regular brokers and dealers were as follows: CS Holding Group ($3,461,000) and J.P. Morgan & Co., Inc. ($7,550,000).

Brokerage commissions paid on portfolio transactions for the fiscal years ended November 30, 1996, 1995 and 1994 amounted to $5,545,000, $3,091,000 and
$3,482,000 respectively.

                               GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $3,781,000 for the fiscal year ended November 30, 1996.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on November 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements audited annually by the fund's independent auditors, Price Waterhouse LLP, whose selection is determined annually by the Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- NOVEMBER 30, 1996

Net asset value and redemption price per share
  (net assets divided by shares outstanding)      $ 23.77
Maximum offering price per share
  (100/94.25 of net asset value per share, which takes
  into account the fund's current maximum sales load)    $ 25.22


                               INVESTMENT RESULTS

 The fund's yield is 2.49% based on a 30-day (or one month) period ended November 30, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

The fund's one year total return and average annualized lifetime return ending on November 30, 1996 was 16.58% and 15.72% respectively. Total return (T) is computed by equating the value at the end of the period (ending redeemable value or ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

BOND RATINGS --

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.

 "Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."

 "The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."

 "The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."

  "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

COMMERCIAL PAPER RATINGS --

 STANDARD & POOR'S CORPORATION: "A-1" and "A-2" are the two highest commercial paper rating categories and are described as follows:

 "A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong."

 "A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'."

 MOODY'S INVESTORS SERVICE, INC.: "Prime-1" and "Prime-2" are the two highest commercial paper rating categories and are described as follows:

 "ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  -  Leading market positions in well established industries.

  -  High rates of return on funds employed.

  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

  - Well established access to a range of financial markets and assured sources of alternate liquidity."

 "ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained."


CAPITAL WORLD GROWTH & INCOME FUND
Where Capital World Growth and Income Fund's
Assets Were Invested
(percent invested by country as of 11/30/96)

Europe                                            36.9%
United Kingdom                             12.1
Netherlands                                 5.2
France                                      4.5
Germany                                     3.6
Sweden                                      3.0
Italy                                       2.2
Spain                                       1.8
Portugal                                    1.4
Finland                                      .6
Denmark                                      .5
Norway                                       .5
Switzerland                                  .5
Luxembourg                                   .4
Belgium                                      .3
Ireland                                      .2
Austria                                      .1



The Americas                                      35.6%
United States                              28.0
Canada                                      5.3
Mexico                                       .8
Chile                                        .6
Argentina                                    .6
Brazil                                       .3



Asia/Pacific Rim                                  14.5%
Australia                                   5.5
Hong Kong                                   3.3
New Zealand                                 2.9
Japan                                       1.6
Philippines                                  .8
Thailand                                     .2
South Korea                                  .1
India                                        .1



Other                                              2.0%
Supra-National                              1.3
South Africa                                 .7

Total Equity-Type Securities                      89.0%
Bonds & Notes                                      1.9%
Cash & Equivalents                                 9.1%
                                                 100.0%


CAPITAL WORLD GROWTH & INCOME FUND
Investment Portfolio, November 30, 1996

Largest Industry Holdings

Equity-Type Securities                                                                 89.02%

Banking                                                                                14.36%
Telecommunications                                                                      9.38%
Health & Personal Care                                                                  4.45%
Energy Sources                                                                          3.96%
Utilities: Electric & Gas                                                               3.74%
Other Industries                                                                       53.13%

Bonds and Notes                                                                         1.87%
Cash & Equivalents                                                                      9.11%



Largest Individual                                                                 Percent of
Equity Holdings                                                                    Net Assets

ING Groep NV                                  (Netherlands)                             2.53%
Telecom Corp. of New Zealand                  (New Zealand)                               1.82
Australia and New Zealand
   Banking Group                                (Australia)                               1.61
Portugal Telecom                                 (Portugal)                               1.41
Astra                                              (Sweden)                               1.20
First Union                                           (USA)                               1.12
Koninklijke PTT Nederland                     (Netherlands)                               1.10
Royal Bank of Canada                               (Canada)                               1.08
Bank of New York                                      (USA)                               1.07
Cadbury Schweppes                          (United Kingdom)                               1.01


CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1996

-------------------------------------------                            ----------      ----------     ----------
Equity-Type Securities                                                  Shares or          Market        Percent
(common and preferred stocks and convertible                            Principal           Value         of Net
 debentures)                                                               Amount      (Millions)         Assets
-------------------------------------------                            ----------      ----------     ----------
BANKING- 14.36%
Australia and New Zealand Banking Group Ltd. (Australia)                  12571382        $82.551            1.61
First Union Corp. (USA)                                                     752500         57.472            1.12
Royal Bank of Canada (Canada)                                           1,509,200          55.762            1.08
Bank of New York Co., Inc. (USA)                                           1540000         55.248            1.07
ABN AMRO Holding NV (Netherlands)                                           711279         46.042             .90
Barclays PLC (United Kingdom)                                              2450000         42.152             .82
Chase Manhattan Corp. (USA)                                                 300000         28.350             .55
Cie. de Suez (France)                                                       635000         27.178             .53
First Chicago NBD Corp. (USA)                                               452500         26.584             .52
Westpac Banking Corp. (Australia)                                          4025164         24.073             .47
Grupo Financiero Banamex Accival, SA de CV, Class B                                                           .00
 (Mexico) /1/                                                              2993000          5.906
Grupo Financiero Banamex Accival, SA de CV, Class L /1/                     509000           .924
Banco Nacional de Mexico, S.A. 11.00% convertible                                                             .00
 debentures 2003                                                      $15,000,000          15.375             .43
HSBC Holdings PLC (United Kingdom)                                         1050000         21.865             .43
Banc One Corp. (USA)                                                        440000         20.955             .41
Bank of Scotland (United Kingdom)                                          4200000         20.686             .40
Istituto Mobiliare Italiano SpA (American Depositary                                                          .00
 Receipts) (Italy)                                                          600000         15.600
Istituto Mobiliare Italiano SpA                                             500000          4.219             .39
Credit Commercial de France (France)                                        379931         18.407             .36
Safra Republic Holdings SA (Luxembourg)                                     133000         18.288             .36
Advance Bank Australia Ltd. (Australia)                                    2959755         16.690             .32
Banco de Santander, SA (Spain)                                              211800         11.473
Banco de Santander, SA (American Depositary Receipts)                        88200          4.807             .31
National Bank of Canada (Canada)                                           1500000         16.009             .31
National Australia Bank Ltd. (Australia)                                1,269,071          15.799             .31
Bank of Philippine Islands (Philippines)                                   2364000         14.841             .29
Wilmington Trust Corp. (USA)                                                300000         12.225             .24
Allied Irish Banks, PLC (Ireland)                                          1730000         11.385             .22
Cie. Financiere de Paribas, Class A (France)                              150,000          10.309             .20
Bangkok Bank PCL., 3.25% convertible                                                                          .00
 debentures 2004 (Thailand)                                            $9,000,000           9.288             .18
Svenska Handelsbanken Group, Class A (Sweden)                               325000          8.913             .17
Svenska Handelsbanken Group, Class B                                         21900           .578
J.P. Morgan & Co. Inc. (USA)                                                 80000          7.550             .16
MBL International Finance, 3.00% convertible debentures                                                       .00
 2002 (Bermuda)                                                        $3,800,000           4.211             .08
CS Holding Group (Switzerland)                                             32,500           3.461             .07
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .00
 7.40% convertible debentures 2000 (Italy) /2/                        Lr2,277,775           1.621
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .05
 7.50% convertible debentures 1999                                    Lr1,000,000            .856
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .00
 warrants, expire 2000 /1/                                                  455555           .147             .00
                                                                                                              .00
TELECOMMUNICATIONS- 9.38%
Telecom Corp. of New Zealand Ltd. (New Zealand)                            8380000         44.156
Telecom Corp. of New Zealand Ltd. (American Depositary                                                        .00
 Receipts)                                                                  331000         27.845
Telecom Corp. of New Zealand Ltd. /3/                                      4048000         21.330            1.82
Portugal Telecom, SA (Portugal)                                            2737600         72.627            1.41
Koninklijke PTT Nederland NV (Netherlands)                                 1512800         56.634            1.10
Hong Kong Telecommunications Ltd. (Hong Kong)                             27689285         47.990             .93
STET-Societa Finanziaria Telefonica p.a., nonconvertible                                                      .00
 savings shares (Italy)                                                    7275000         22.380
STET-Societa Finanziaria Telefonica p.a.                                   3890000         16.563             .76
Tele Danmark AS, Class B (American Depositary Receipts)                                                       .00
 (Denmark)                                                                  924100         23.102
Tele Danmark AS, Class B                                                     82500          4.115             .53
Telecom Italia SpA (Italy)                                                13610400         25.027
Telecom Italia SpA, savings shares                                          357800           .837             .51
Telecomunicacoes Brasileiras SA, preferred nominative                                                         .00
 (American Depositary Receipts) (Brazil)                                    249000         18.862             .37
Telefonos de Mexico, SA de CV, Class L (American                                                              .00
 Depositary Receipts) (Mexico)                                              582300         17.687             .34
U S WEST Communications Group (USA)                                         500000         15.625             .30
British Telecommunications PLC (United Kingdom)                            2000000         12.658             .25
International CableTel Inc., 7.25% convertible                                                                .00
 debentures 2005 (USA) /3/                                            $11,000,000          11.907             .23
MFS Communications Co., Inc., 8.00% DECS convertible                                                          .00
 preferred shares (USA)                                                     130000         10.676             .21
Telefonica de Espana, SA (Spain)                                            450000          9.861             .19
SmarTone Telecommunications Holdings Ltd. (Incorporated
 in Bermuda) /3/                                                           4000000          8.123             .16
Telecom Italia Mobile SpA, ordinary shares (Italy)                         2224200          5.207             .10
Bell Atlantic Corp. (USA)                                                    75000          4.716             .09
AirTouch Communications (USA) /1/                                           117820          3.019             .06
ALLTEL Corp. (USA)                                                           36100          1.151             .02
                                                                                                              .00
MULTI-INDUSTRY- 7.16%
Imasco Ltd. (Canada)                                                    2,036,200          50.558             .98
Hutchison Whampoa Ltd. (Hong Kong)                                      5,990,000          46.291             .90
Incentive AB, Class B (Sweden)                                            580,000          38.471             .75
B. A. T. Industries PLC (United Kingdom)                                   4766000         38.015             .74
Brierley Investments Ltd. (New Zealand)                                26,098,186          23.384
Brierley Investments Ltd., $0.85 convertible preferred                                                        .00
 shares                                                                    4025000          3.492             .52
Orkla AS, Class B (Norway)                                                351,000          21.389
Orkla AS, Class A                                                          71,000           4.730             .51
U.S. Industries, Inc. (USA) /1/                                             623157         18.383             .36
Williams Holdings PLC (United Kingdom)                                     3000000         17.197             .33
Ayala Corp., 3.00% convertible debentures 2000                                                                .00
 (Philippines)                                                        $10,000,000          13.400             .26
Industriforvaltnings AB Kinnevik, Class B (Sweden)                        468,750          13.135             .26
Lend Lease Corp. Ltd. (Australia)                                           703632         13.054             .25
Jardine Strategic Holdings Ltd. (Hong Kong--Incorporated                                                      .00
 in Bermuda)                                                               3375000         11.745
Jardine Strategic Holdings Ltd., 7.50% convertible                                                            .00
 debentures 2049                                                         $181,000            .200             .00
Jardine Strategic Holdings Ltd., warrants, expire 1998 /1/                375,000            .139             .24
Canadian Pacific Ltd. (Canada)                                              400000         11.000             .21
Groupe Bruxelles Lambert SA (Belgium)                                      63,000           7.991             .16
Tenneco Inc. (USA)                                                        150,000           7.650             .15
Textron Inc. (USA)                                                           75000          7.153             .14
Harsco Corp. (USA)                                                        100,000           6.975             .14
Cie. Nationale a Portefeuille (Belgium)                                     100000          6.121
Cie. Nationale a Portefeuille, warrants,                                                                      .00
 expire 1999 /1/                                                            150000           .265             .12
LTV Corp. (USA)                                                           500,000           5.375             .10
Preussag AG (Germany)                                                       8,000           1.878
Preussag AG, warrants, expire 2001 /1/                                      3,100            .090             .04
                                                                                                              .00
HEALTH & PERSONAL CARE- 4.45%                                                                                 .00
AB Astra, Class A (Sweden)                                                  800000         38.396
AB Astra, Class B                                                           500000         23.513            1.20
Glaxo Wellcome PLC (United Kingdom)                                        2000000         33.109             .64
Merck & Co., Inc. (USA)                                                     385000         31.955             .62
Eli Lilly and Co. (USA)                                                     400000         30.600             .60
American Home Products Corp. (USA)                                        442,000          28.399             .55
Bristol-Myers Squibb Co. (USA)                                              175000         19.906             .39
Warner-Lambert Co. (USA)                                                    150000         10.725             .21
Sandoz Ltd., 2.00% convertible debentures 2002                                                                .00
 (Switzerland) /1/                                                     $7,500,000           8.524             .17
Abbott Laboratories (USA)                                                    50000          2.788             .05
Baxter International Inc. (USA)                                              30000          1.275             .02
Allegiance Corp. (USA)                                                        6000           .136            .00
                                                                                                              .00
ENERGY SOURCES- 3.96%                                                                                         .00
Repsol SA (American Depositary Receipts) (Spain)                        1,275,000          46.697
Repsol SA                                                                 100,000           3.700             .98
"Shell" Transport and Trading Co., PLC (New York                                                              .00
 Registered Shares) (United Kingdom)                                      175,000          17.456
Royal Dutch Petroleum Co. (Netherlands)                                      35000          5.898
Royal Dutch Petroleum Co. (New York Registered Shares)                     20,000           3.398             .52
TOTAL, Class B (France)                                                   324,487          25.955             .51
Phillips Petroleum Co. (USA)                                              475,000          21.434             .42
Unocal Corp. (USA)                                                          520000         21.190             .41
MESA Inc., 8.00% convertible preferred, Series A (USA) /4/              1,611,327           9.668
MESA Inc. /1/                                                           1,600,000           8.200             .35
YPF SA, Class D (American Depositary Receipts)                                                                .00
 (Argentina)                                                              450,000          10.463             .20
Esso SA Francaise (France)                                                   78567          8.410             .16
Engen Ltd. (South Africa)                                                  1176000          6.199             .12
Occidental Petroleum Corp. (USA)                                            250000          6.000             .12
ENI SpA (American Depositary Shares) (Italy)                                100000          5.250             .10
Burmah Castrol PLC (United Kingdom)                                         206343          3.642             .07
                                                                                                              .00
UTILITIES: ELECTRIC & GAS- 3.74%
National Power PLC (United Kingom)                                         6160000         47.840             .93
Columbia Gas System, Inc. (USA)                                             535700         34.619             .67
Southern Electric PLC (United Kingdom)                                  2,050,100          24.175             .47
Scottish Power PLC (United Kingdom)                                        3066250         17.422             .34
Sonat Inc. (USA)                                                            313000         16.198             .32
Hongkong Electric Holdings Ltd. (Hong Kong)                                4073500         13.066             .25
Enersis SA (American Depositary Receipts) (Chile)                           378100         10.681             .21
British Gas PLC (American Depositary Receipts)                                                                .00
 (United Kingdom)                                                           150000          5.569
British Gas PLC                                                             900000          3.306             .17
Australian Gas Light Co. (Australia)                                       1133367          6.317             .12
GPU Inc. (Formerly General Public Utilities Corp.) (USA)                    150000          5.044             .10
Hong Kong and China Gas Co. Ltd. (Hong Kong)                               2371144          4.708             .09
National Grid Group PLC (United Kingdom)                                   1080000          3.549             .07
                                                                                                              .00
FOOD & HOUSEHOLD PRODUCTS- 3.67%                                                                              .00
Cadbury Schweppes PLC (United Kingdom)                                     6036120         51.900            1.01
Reckitt & Colman PLC (United Kingdom)                                      3371312         39.727             .77
Unilever PLC (United Kingdom)                                               650000         15.319
Unilever NV (Netherlands)                                                    30000          5.188             .40
Dalgety PLC (United Kingdom)                                               3350000         18.724             .36
Cultor Ltd. (Finland)                                                       390000         18.601             .36
Groupe Danone (France)                                                       76480         11.263             .22
Colgate-Palmolive Co. (USA)                                                 100000          9.262             .18
Nestle SA (Switzerland)                                                       8452          9.178             .18
McCormick & Co. (USA)                                                       205000          5.048             .10
Uni-Charm Corp. (Japan)                                                     189000          4.566             .09
                                                                                                              .00
BUSINESS & PUBLIC SERVICES- 3.63%                                                                             .00
United Utilities PLC (United Kingdom)                                      3886428         38.545             .75
PacifiCare Health Systems, Inc., Class A (USA) /1/                          200000         15.800
PacifiCare Health Systems, Inc., Class B /1/                                125000         10.375             .51
Brambles Industries Ltd. (Australia)                                       1296000         22.673             .44
Electronic Data Systems Corp. (Formerly General Motors, Class E)
 (USA)                                                                      300000         14.513             .28
Autopistas del Mare Nostrum, SA Concesionaria del Estado                                                      .00
 (Spain)                                                                  850,000          13.084             .25
American Water Works Co., Inc. (USA)                                      600,000          11.850             .23
Quintiles Transnational Corp., 4.25% convertible                                                              .00
 debentures 2000 (USA) /3/                                            $10,000,000           9.925             .19
Alco Standard Corp. (USA)                                                   160000          8.280             .16
Hyder PLC (United Kingdom)                                                  625000          7.785             .15
Hutchison Delta Finance Ltd., 7.00% convertible                                                               .00
 debentures 2002 (Hong Kong--Incorporated in Cayman                                                           .00
 Islands) /3/                                                          $6,000,000           6.696             .13
Vanstar Financing Trust, 6.75% convertible preferred (USA) /3/              108000          6.102             .12
Omnicom Group Inc. (USA)                                                    100000          5.100             .10
Thorn PLC (United Kingdom)                                                 1009470          4.700             .09
WMX Technologies, Inc. (USA)                                                125000          4.500             .09
Thames Water PLC (United Kingdom)                                           441994          4.291             .08
Cie. Generale des Eaux (France)                                              25490          3.144             .06
                                                                                                              .00
INSURANCE- 3.50%                                                                                              .00
ING Groep NV (Netherlands)                                                 3324635        116.370
ING Groep NV, warrants,                                                                                       .00
 expire 2001 /1/                                                           2000000         13.688            2.53
National Mutual Asia Ltd. (Hong Kong)                                     22008000         20.068             .39
GIO Australia Holdings Ltd. (Australia)                                    5851530         15.998             .31
Allstate Corp. (USA)                                                        150000          9.038             .18
Prudential Corp. PLC (United Kingdom)                                       406576          3.332             .06
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                          250000          1.583             .03
                                                                                                              .00
                                                                                                              .00
METALS: NONFERROUS- 2.76%                                                                                     .00
Aluminum Co. of America (USA)                                               595000         37.857             .74
Inco Ltd. (Canada)                                                          785000         27.377             .53
Pechiney, Class A (France)                                                  675400         27.174             .53
Teck Corp., 3.75% convertible debentures 2006 (Canada)                $14,950,000          17.585             .34
Freeport-McMoRan Copper & Gold Inc., Class A (USA)                        500,000          14.937             .29
Noranda Inc. (Canada)                                                     525,000          12.413             .24
Phelps Dodge Corp. (USA)                                                     40200          2.919             .06
Indian Aluminium Co. Ltd. (Global Depositary Receipts)                                                        .00
 (India)                                                                    411800          1.441             .03

                                                                                                              .00
BEVERAGES & TOBACCO- 2.76%                                                                                    .00
Philip Morris Companies Inc. (USA)                                          500000         51.563            1.01
RJR Nabisco Holdings Corp. (USA)                                           1000000         32.000             .62
Seagram Co. Ltd. (Canada)                                                   670000         27.386             .53
Lion Nathan Ltd. (New Zealand)                                             5000000         12.835             .25
Coca-Cola Amatil Ltd. (Australia)                                           993708         11.223             .22
UST Inc. (USA)                                                              200000          6.525             .13
                                                                                                              .00
FOREST PRODUCTS & PAPER- 2.75%
James River Corp. of Virginia, $1.55 DECS convertible                                                         .00
 preferred shares (USA)                                                     450000         13.613
James River Corp. of Virginia                                               350000         11.200             .48
Champion International Corp. (USA)                                          530000         22.790             .44
Sonoco Products Co. (USA)                                                   735000         20.029             .39
Jefferson Smurfit Corp. (USA) /1/                                          1332300         17.986             .35
Union Camp Corp. (USA)                                                      300000         14.738             .29
Bowater Inc. (USA)                                                          320000         12.040             .23
UPM-Kymmene Corp. (Finland) /1/                                             324100          6.492
Kymmene Corp., 8.25% convertible debentures 2043                     FM18,000,000           4.429             .22
N.V. Koninklijke KNP BT (Netherlands)                                       400000          9.110             .18
MAYR-MELNHOF Karton AG (Austria) /1/                                        145000          6.967             .13
Carter Holt Harvey Ltd. (New Zealand)                                       616770          1.421             .03
Fletcher Challenge Paper (New Zealand)                                      254050           .455             .01
                                                                                                              .00
AUTOMOBILES- 2.68%                                                                                            .00
Daimler-Benz AG, 4.125% convertible debentures,                                                               .00
consisting of bonds with undetachable warrants, 2003 /3/             DM60,000,000          45.171             .88
Ford Motor Co., Class A (USA)                                             750,000          24.562             .48
Regie Nationale des Usines Renault, SA (France)                           949,079          22.537             .44
Bayerische Motoren Werke AG (Germany)                                        22000         14.266
Bayerische Motoren Werke AG, preferred shares                              10,254           4.695             .37
Chrysler Corp. (USA)                                                      400,000          14.200             .28
Toyota Motor Corp. (Japan)                                                  435000         11.884             .23
                                                                                                              .00
CHEMICALS- 2.66%                                                                                              .00
Praxair, Inc. (USA)                                                         992500         48.260             .94
Airgas, Inc. (USA) /1/                                                     1686100         43.417             .85
Sherwin-Williams Co.(USA)                                                   436000         24.743             .48
L'Air Liquide (France)                                                       50599          8.071             .16
AGA AB, Class B (Sweden)                                                    300000          4.583             .09
DSM NV (Netherlands)                                                         30000          2.903             .06
BASF AG (Germany)                                                            62500          2.313             .05
Akzo Nobel NV (Netherlands)                                                  10200          1.353             .03

MERCHANDISING- 2.30%                                                                                          .00
Tesco PLC (United Kingdom)                                              7,322,963          41.915             .82
Wal-Mart Stores, Inc. (USA)                                                1096000         27.948             .54
Amway Japan Ltd. (Japan)                                                  179,000           6.651
AJL PEPS Trust, $1.44 convertible preferred shares                        465,000           8.370             .29
J.C. Penney Co., Inc. (USA)                                                 160000          8.600             .17
Duty Free International, Inc. (USA)                                       470,000           7.403             .14
Staples, Inc., 4.50% convertible debentures 2000 (USA) /3/             $6,000,000           6.510             .13
Giant Food Inc., Class A (USA)                                            150,000           5.063             .10
Woolworths Ltd. (Australia)                                                1218696          3.034             .06
WHSmith Group PLC (United Kingdom)                                          350000          2.489             .05
                                                                                                              .00
MACHINERY & ENGINEERING- 1.92%                                                                                .00
Mannesmann AG (Germany)                                                     120075         50.100             .97
Caterpillar Inc. (USA)                                                      245000         19.386             .38
Kawasaki Heavy Industries, Ltd. (Japan)                                    2100000          9.629             .19
Triplex Lloyd PLC (United Kingdom)                                         2465963          8.622             .17
Daewoo Heavy Industries Ltd. (South Korea)                                  900000          6.200             .12
Zardoya Otis, SA (Spain)                                                     23731          2.527             .05
Bombardier Inc., Class B (Canada)                                           121100          2.154             .04
Scania AB, Class B, warrants, expire 1999 (Sweden) /1/                      160000           .141             .00
                                                                                                              .00
GOLD MINES- 1.49%                                                                                             .00
Normandy Mining Ltd. (Australia)                                          15228436         20.446
Normandy Mining Ltd., options, expire 2001 /1/                             4875799          1.746             .43
Barrick Gold Corp. (Canada)                                                 650000         19.500             .38
Driefontein Consolidated Ltd. (South Africa)                               1200000         13.666             .27
Kloof Gold Mining Co. Ltd. (South Africa)                                  1500000         12.299             .24
Newcrest Mining Ltd. (Australia)                                           2393325          8.764             .17
                                                                                                              .00
INDUSTRIAL COMPONENTS- 1.32%                                                                                  .00
Federal-Mogul Corp. (USA)                                                 800,000          17.800             .35
Morgan Crucible Co. PLC (United Kingdom)                                   2119487         16.282             .32
Lear Corp. (USA) /1/                                                        352300         12.639             .25
Goodyear Tire & Rubber Co. (USA)                                            256900         12.460             .24
BICC PLC (United Kingdom)                                                   750000          3.549             .07
Cie. Generale des Etablissements Michelin, Class B                                                            .00
 (France)                                                                    50000          2.565
Cie. Generale des Etablissements Michelin, $2.50                                                              .00
 convertible preferred shares                                                 3333           .191             .05
AB SKF, Class B (Sweden)                                                  100,000           2.124             .04
                                                                                                              .00
FINANCIAL SERVICES- 1.29%                                                                                     .00
Federal Home Loan Mortgage Corp.(USA)                                       175000         19.994             .39
Household International, Inc. (USA)                                         175000         16.581             .32
Associates First Capital Corp., Class A (USA)                               310000         14.996             .29
Federal National Mortgage Assn. (USA)                                       200000          8.250             .16
United Companies Financial Corp., 6.75% PRIDES                                                                .00
 convertible preferred shares (USA)                                          75000          4.031             .08
Beneficial Corp. (USA)                                                       40000          2.485             .05
                                                                                                              .00
BROADCASTING & PUBLISHING- 1.26%                                                                              .00
Time Warner Inc. (USA)                                                    450,000          18.337             .36
CANAL (France)                                                               60949         13.983             .27
Viacom Inc., Class B (USA) /1/                                              275000         10.381             .20
CanWest Global Communications Corp. (Canada)                                741300          7.610             .15
Tele-Communications, Inc., Series A, Liberty Media Group                                                      .00
 (USA) /1/                                                                  265000          6.625             .13
News Corp., preferred (Australia)                                          1339935          5.888             .11
TeleWest Communications PLC (American Depositary                                                              .00
 Receipts) (United Kingdom) /1/                                              71000          1.420             .03
Elsevier NV (Netherlands)                                                    37500           .639             .01
                                                                                                              .00
ENERGY EQUIPMENT- 1.11%                                                                                       .00
Schlumberger Ltd. (Netherlands Antilles)                                    405000         42.120             .82
Halliburton Co. (USA)                                                       250000         15.063             .29
                                                                                                              .00
MISCELLANEOUS MATERIALS & COMMODITIES- 1.10%                                                                  .00
English China Clays PLC (United Kingdom)                                   6891000         20.735             .40
Cie. de Saint-Gobain (France)                                               109195         15.704             .31
Crown Cork & Seal Co., Inc. (USA)                                           275000         14.575             .28
TRINOVA Corp. (USA)                                                         150000          5.475             .11
                                                                                                              .00
ELECTRICAL & ELECTRONIC- 1.03%                                                                                .00
Siemens AG, 1.00% convertible debentures 2001 (Germany)              DM25,000,000          14.187
Siemens AG                                                                  150000          7.229             .42
Alcatel Alsthom (France)                                                    127043         11.551             .22
Northern Telecom Ltd. (Canada)                                              100000          6.575             .13
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                           147400          4.548             .09
ABB AG, Class A (Switzerland)                                                 3500          4.381             .09
Lucent Technologies Inc. (USA)                                               85000          4.356             .08

TRANSPORTATION: RAIL & ROAD- 0.86%                                                                            .00
TNT Ltd., convertible preferred shares (Australia)                      9,043,900          17.956
TNT Ltd. /1/                                                              524,862           1.034             .37
Railtrack Group PLC (United Kingdom)                                    2,500,000          15.381             .30
Canadian National Railway System (Canada)                                 236,200           9.714             .19
                                                                                                              .00
                                                                                                              .00
REAL ESTATE- 0.62%                                                                                            .00
Sun Hung Kai Properties Ltd. (Hong Kong)                                   1400000         17.383             .34
SM Prime Holdings, Inc. (Philippines)                                     45770000         10.971             .21
Westfield Trust (Australia)                                                1672997          3.376             .07
                                                                                                              .00
LEISURE & TOURISM- 0.51%                                                                                      .00
Village Roadshow Ltd., Class A preferred shares
 (Australia) /3/                                                           2500000          7.222             .00
Village Roadshow Ltd., Class A preferred shares                            2018592          5.831             .25
ITT Corp. (USA) /1/                                                         246400         11.365             .22
Euro Disney SCA, 6.75% convertible debentures 2001                                                            .00
 (France)                                                            FF10,000,000           2.043             .04

RECREATION & OTHER CONSUMER PRODUCTS- 0.33%                                                                   .00
EMI Group PLC (United Kingdom)                                            291,704           6.730             .13
Fuji Photo Film Co., Ltd. (Japan)                                           200000          6.272             .12
Hasbro, Inc. (USA)                                                          103200          4.244             .08
                                                                                                              .00
METALS: STEEL- 0.32%                                                                                          .00
Usinor Sacilor (France)                                                     850000         12.721             .25
N.T.S. Steel Group PCL., 4.00% Eurobond,
 2008 (Thailand)                                                       $6,670,000           1.934             .04
Nippon Denro Ispat Ltd., 3.00% convertible debentures                                                         .00
 2001 (India)                                                          $2,800,000           1.470             .03

TRANSPORTATION: SHIPPING- 0.29%                                                                               .00
Teekay Shipping Corp. (Bahamas)                                             416700         12.501             .24
Shun Tak Holdings Ltd. (Hong Kong)                                         3708471          2.590             .05
                                                                                                              .00
CONSTRUCTION & HOUSING- 0.28%                                                                                 .00
Philipp Holzmann AG (Germany) /1/                                            60000         14.634             .28
                                                                                                              .00
TRANSPORTATION: AIRLINES- 0.27%                                                                               .00
Air New Zealand Ltd., Class B (New Zealand)                             5,320,000          13.997             .27

WHOLESALE & INTERNATIONAL TRADE- 0.27%                                                                        .00
Mitsubishi Corp. (Japan)                                                   1180000         13.682             .27

                                                                                                              .00
ELECTRONIC COMPONENTS- 0.26%                                                                                  .00
Quantum Corp., 5.00% convertible debentures 2003 (USA) /3/            $10,000,000          13.350             .26

APPLIANCES & HOUSEHOLD DURABLES- 0.25%                                                                        .00
AB Electrolux, Class B (Sweden)                                             100000          5.865             .11
Sony Corp. (Japan)                                                           75000          4.803             .09
SANYO Electric Co., Ltd. (Japan)                                            534000          2.500             .05

                                                                                                              .00
TEXTILES & APPAREL- 0.13%                                                                                     .00
Courtaulds Textiles PLC (United Kingdom)                                   1641500          6.898             .13

ELECTRONIC INSTRUMENTS- 0.08%                                                                                 .00
ThermoQuest Corp., 5.00% convertible debentures 2000                                                          .00
 (USA) /3/                                                             $3,750,000           3.900             .08

BUILDING MATERIALS & COMPONENTS- 0.01%                                                                        .00
Fletcher Challenge Building (New Zealand)                                 127,025            .357             .01
                                                                                                              .00
MISCELLANEOUS- 4.26%                                                                                          .00
Other equity-type securities in initial                                                                       .00
 period of acquisition                                                                    218.942            4.26
                                                                                         --------       --------
TOTAL EQUITY-TYPE SECURITIES (cost:
 $3,492.440 million)                                                                     4,575.196          89.02
                                                                                         --------       --------
------------------------------------------                          -------------
                                                                        Principal
                                                                           Amount
Bonds and Notes                                                        (Millions)
------------------------------------------                          -------------
INDUSTRIALS- 0.61%
Container Corp. of America 11.25% May 2004                                 $6,000            6.480
Container Corp. of America 9.75% April 2003                                 1.000            1.043            .14
Mesa Operating Co. 10.625% July 2006                                        4.000            4.320
Mesa Operating Co. 11.625% July 2006                                        3.500            2.362            .13
Telecom Argentina STET-France Telecom SA 12.00%
 November 2002                                                              5.500            6.064            .12
Fort Howard Corp. 8.25% February 2002                                       4.500            4.511            .09
Multicanal Participacoes SA 12.625% June 2004 /3/                           2.250            2.424            .05
AB SKF 7.625% July 2003                                                     2.000            2.115            .04
Bufete Industrial, SA Eurobond 11.375% July 1999                            1.805            1.893            .04

ARGENTINEAN GOVERNMENT- 0.64%
Argentina Eurobond 6.625% March 2005 /2/                                   29.645           25.606            .50
Argentina (Republic of) 11.00% October 2006                                 7.000            7.324            .14

SOUTH AFRICAN GOVERNMENT- 0.42%
South Africa 13.00% August 2010                                        ZAR120.000           21.605            .42

CANADIAN GOVERNMENT- 0.20%
Canada 6.25% February 1998                                               C$13.200           10.112            .20

                                                                                         --------       --------
TOTAL BONDS AND NOTES (cost: $90.961 million)                                               95.859           1.87
                                                                                         --------       --------
------------------------------------------                          -------------   -------------  -------------

Short-Term Securities
------------------------------------------                          -------------   -------------  -------------
CORPORATE SHORT-TERM NOTES- 7.12%
Siemens Capital Corp. 5.26%-5.30% due 1/14-2/7/97                          54.000           53.555           1.04
Daimler-Benz North America Corp. 5.24%-5.32%                                                                  .00
 due 12/3/96-2/6/97                                                        52.400           52.223           1.02
Sandoz Corp. 5.27%-5.30% due 12/16/96-1/31/97                              42.050           41.785            .81
Svenska Handelsbanken Group 5.29%-5.31% due 1/9-1/27/97                    37.000           36.716            .71
ABN AMRO North America Finance Inc. 5.29%-5.43%
 due 12/3/96-1/21/97                                                       31.900           31.791            .62
Toyota Motor Credit Corp. 5.27%-5.35% due 12/16/96-1/16/97                 29.950           29.828            .58
Barclays U.S. Funding Corp. 5.29% due 1/16-2/13/97                         28.800           28.494            .55
Canada Bills 5.23%-5.40% due 12/3-12/9/96                                  26.100           26.074            .51
Gaz de France 5.30% due 1/15/97                                            25.000           24.830            .48
H.J. Heinz Co. 5.25%-5.27% due 12/4/96-1/2/97                              19.600           19.516            .38
Dresdner U.S. Finance Inc. 5.25%-5.30% due 12/5/96-1/6/97                  11.000           10.954            .21
Caisse D'Amortissement de La Dette Sociale 5.25%                                                              .00
 due 12/9/96                                                               10.600           10.586            .21

FEDERAL AGENCY DISCOUNT NOTES- 1.40%
Federal Home Loan Mortgage Corp. 5.195%-5.215% due
 12/11-12/20/96                                                            41.000          40.910             .80
Federal Home Loan Bank 5.30% due 12/26/96                                  30.800          30.682             .60

                                                                                         --------       --------
TOTAL SHORT-TERM SECURITIES (cost: $437.952
 million)                                                                                 437.944            8.52
                                                                                         --------         ------
TOTAL INVESTMENT SECURITIES (cost: $4,021.353
 million)                                                                               5,108.999           99.41
Excess of cash and receivables over payables                                               30.486             .59
                                                                                         --------         ------
NET ASSETS                                                                             $5,139.485          100.00
========================================================                             ============     ==========

/1/ Non-income-producing securities.
/2/ Coupon rates may change periodically.
/3/ Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.
/4/ The issuer has the option of
 paying additional securities in lieu of cash.



See Notes to Financial Statements


Equity-Type Securities Added                                Equity-Type Securities Eliminated
to the Portfolio Since May 31, 1996                         from the Portfolio Since May 31, 1996

Banco Nacional de Mexico                                               Advanced Micro Devices
Bank of Scotland                                                              American Brands
Bank of the Philippine Islands                                                    Atlas Copco
British Telecommunications                                  Autopistas, Concesionaria Espanola
Chrysler                                                                Banco Popular Espanol
Crown Cork & Seal                                                               Bausch & Lomb
Daewoo Heavy Industries                                                  Boatmen's Bancshares
Daimler-Benz                                                                  British Airways
Federal Home Loan Mortgage                                                China Light & Power
Freeport-McMoRan Copper & Gold                                                           CSX
Halliburton                                                        Fletcher Challenge Energy
HSBC Holdings                                                                         Hanson
ITT                                                                                     Havas
Koninklijke KNP BT                                                           Hazlewood Foods
Lear                                                                               Home Depot
MESA                                                                           Industrivarden
Newcrest Mining                                                       Inland Steel Industries
N.T.S. Steel Group                                                                  Investor
Philipp Holzmann                                                              Land Securities
SmarTone Telecommunications Holdings                                           National City
SM Prime Holdings                                                   National Westminster Bank
Sonat                                                                             NationsBank
Time Warner                                                                        Nordbanken
Vanstar Financing Trust                                                North American Vaccine
Williams Holdings                                                             Pacific Telesis
                                                                                     Porsche
                                                                               Southern Water
                                                                                 Stadshypotek
                                                                                Sumitomo Bank
                                                                          Tai Cheung Holdings
                                                                      Telefonica de Argentina
                                                                                  Toys 'R' Us
                                                               Union des Assurances Federales
                                                                                    Whirlpool

Capital World Growth and Income Fund, Inc.
Financial Statements
----------------------------------------                    ----------     ----------
Statement of Assets and Liabilities                                      (dollars in
at November 30, 1996                                                        millions)
-----------------------------------------                   ----------     ----------
Assets:
Investment securities at market
 (cost: $4,021.353)                                                        $5,108.999
Cash                                                                            3.149
Receivables for--
 Sales of investments                                          $19.650
 Sales of fund's shares                                         11.095
 Dividends and accrued interest                                 17.496         48.241
                                                            ----------     ----------
                                                                            5,160.389
Liabilities:
Payables for--
 Purchases of investments                                       12.724
 Repurchases of fund's shares                                    3.320
 Management services                                             1.823
 Accrued expenses                                                3.037         20.904
                                                            ----------     ----------
Net Assets at November 30, 1996--
 Equivalent to $23.77 per share on
 216,242,143 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                       $5,139.485
                                                                           ==========




                                                                            ---------
Statement of Operations                                                   (dollars in
for the year ended November 30, 1996                                        millions)
---------------------------------------------               ----------     ----------
Investment Income:
Income:
 Dividends                                                    $136.224
 Interest                                                       40.235       $176.459
                                                             ---------
Expenses:
 Management services fee                                        19.343
 Distribution expenses                                           9.567
 Transfer agent fee                                              3.781
 Reports to shareholders                                          .439
 Registration statement and prospectus                            .386
 Postage, stationery and supplies                                 .679
 Directors' fees                                                  .118
 Auditing and legal fees                                          .056
 Custodian fee                                                   1.707
 Taxes other than federal income tax                              .119
 Other expenses                                                   .088         36.283
                                                            ----------     ----------
 Net investment income                                                        140.176
                                                                           ----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                             207.627
Net increase in unrealized appreciation on investments                        584.880
 Net realized gain and increase in unrealized                              ----------
  appreciation on investments                                                 792.507
                                                                           ----------
Net Increase in Net Assets Resulting
 from Operations                                                             $932.683
                                                                           ==========

----------------------------------------------              ----------     ----------
                                                            Year ended
Statement of Changes in Net Assets                         November 30
(dollars in millions)                                             1996           1995
----------------------------------------------              ----------     ----------

Operations:
Net investment income                                       $  140.176     $  102.914
Net realized gain on investments                               207.627         63.160
Net increase in unrealized appreciation
 on investments                                                584.880        396.914
                                                            ----------     ----------
  Net increase in net assets
   resulting from operations                                   932.683        562.988
                                                            ----------     ----------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                         (138.616)      (104.776)
 Distributions from net realized gain on investment            (64.705)       (45.496)
                                                            ----------     ----------
  Total dividends and distributions                           (203.321)      (150.272)

Capital Share Transactions:
Proceeds from shares sold: 48,019,573
 and 34,635,645 shares, respectively                         1,027.076        647.812
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 9,172,617 and 7,787,809 shares, respectively                  190.709        141.079
Cost of shares repurchased: 19,581,034
 and 20,156,313 shares, respectively                          (418.893)      (374.730)
                                                            ----------     ----------
 Net increase in net assets
  resulting from capital share
  transactions                                                 798.892        414.161
                                                            ----------     ----------
Total Increase in Net Assets                                 1,528.254        826.877

Net Assets:
Beginning of year                                            3,611.231      2,784.354
                                                            ----------     ----------
End of year (including undistributed
 net investment income: $22.074
 and $16.988, respectively)                                 $5,139.485     $3,611.231
                                                            ==========      =========




See Notes to Financial Statements

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Bonds and notes are valued at prices obtained from a bond- pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations.

     Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,707,000 includes $36,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of November 30, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $1,087,646,000, of which $1,202,899,000 related to appreciated securities and $115,253,000 related to depreciated securities. During the year ended November 30, 1996, the fund realized, on a tax basis, a net capital gain of $201,370,000 on securities transactions. Net gains related to non-U.S. currency and passive foreign investment company transactions of $6,257,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $4,021,353,000 at November 30, 1996.

3. The fee of $19,343,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.46% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.40% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1996, distribution expenses under the Plan were $9,567,000. As of November 30, 1996, accrued and unpaid distribution expenses were $2,443,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,781,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,496,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1996, aggregate amounts deferred and earnings thereon were $149,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1996, accumulated undistributed net realized gain on investments was $196,920,000 and additional paid-in capital was $3,825,787,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,809,496,000 and $1,169,222,000, respectively, during the year ended November 30, 1996.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1996, such non-U.S. taxes were $14,765,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $4,097,000 for the year ended November 30, 1996.

     To conform to its tax reporting, the fund reclassified $1,366,000 from undistributed currency gains to undistributed net realized gains and $3,526,000 from undistributed net realized gains to undistributed net investment income for the year ended November 30, 1996.



Per-Share Data and Ratios                                                                              Period
                                                           Year ended     November           30   3/26/93 /1/
                                                                  1996         1995         1994 to 11/30/93
                                                           ----------   ----------   ----------    ----------

Net Asset Value, Beginning of Period                           $20.22       $17.81       $17.00        $15.08
                                                           ----------   ----------   ----------    ----------
 Income From Investment Operations:
  Net investment income                                           .70          .61          .52           .29
  Net realized and unrealized gain on investments                3.91         2.72          .75          1.86
                                                           ----------   ----------   ----------    ----------

   Total income from investment operations                       4.61         3.33         1.27          2.15
                                                           ----------   ----------   ----------    ----------

 Less Distributions:
  Dividends from net investment income                      (.72) /2/         (.63)        (.46)         (.23)
  Distributions from net realized gains                          (.34)        (.29)          --            --
                                                           ----------   ----------   ----------    ----------
   Total distributions                                          (1.06)        (.92)        (.46)         (.23)
                                                           ----------   ----------   ----------    ----------
Net Asset Value, End of Period                                 $23.77       $20.22       $17.81        $17.00
                                                           ==========   ==========   ==========    ==========

Total Return /3/                                               23.67%       19.41%        7.51%    14.39% /4/


Ratios/Supplemental Data:
 Net assets, end of period (in millions)                       $5,139       $3,611       $2,784        $1,521
 Ratio of expenses to average net assets                         .85%         .88%          .87%     .62% /4/
 Ratio of net income to average net assets                      3.28%        3.24%         3.11%    2.01% /4/
 Average commissions paid per share /5/                     .25 cents   1.94 cents   1.24 cents    1.31 cents
 Portfolio turnover rate                                       30.18%       25.50%        18.66%    2.71% /4/


/1/Commencement of operations

/2/ Includes 1.5 cents realized non-U.S. currency gains treated as ordinary income for federal income tax purposes.

/3/ Calculated without deducting a sales charge.  The maximum sales charge is 5.75% of the fund's offering price.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/5/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
December 31, 1996


1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                     Dividends and Distributions Per Share
                           To Shareholders of Record

TO                         PAYMENT                   FROM NET          FROM NET            FROM NET
SHAREHOLDERS               DATE                      INVESTMENT        REALIZED            REALIZED
OF RECORD                                            INCOME            SHORT-TERM          LONG-TERM
                                                                       GAINS               GAINS

December 8, 1995           December 11, 1995         $0.14             -                   $0.270
March 22, 1996             March 25,1996             0.15              $0.032              .038
June 7, 1996               June 10, 1996             0.25              -                   -
September 26, 1996         September 27, 1996        0.18              -                   -

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1996 is $0.07723 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.